                                                                    exhibit 99.3

DATE:             May 2, 2007

TO:               Origen Manufactured Housing Contract Trust 2007-A ("Party B")

ATTENTION:        Corporate Trust Administration
TELEPHONE NO.:    302-651-1000
FACSIMILE NO.:    302-636-4140

FROM:             CITIBANK, N.A ("Party A")
TELEPHONE NO.:    (212) 615-8398
FACSIMILE NO.:    (212) 615-8985

SUBJECT:          Rate Swap Transaction

REFERENCE NUMBER: M072088A

The purpose of this long-form confirmation ("Confirmation") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Citibank, N.A., a national banking association organized under the laws of the United States ("Party A") and Origen Manufactured Housing Contract Trust 2007-A ("Party B"). Reference is hereby made to the Indenture, dated as of April 1, 2007, between Origen Manufactured Housing Contract Trust 2007-A, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee (the "Indenture"). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "Confirmation" and also constitutes a "Schedule" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

     Each reference herein to a "Section" (unless specifically referencing the Indenture) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master

Reference Number: M072088A

     Agreement; each reference herein to a "Part" will be construed as a reference to the provisions herein deemed incorporated in the Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:            Interest Rate Swap

     Notional Amount:                With respect to any Calculation Period, the
                                     aggregate note balance, immediately
                                     preceding the related Floating Rate Payer
                                     Payment Date, of (i) all notes issued
                                     pursuant to the Indenture that are then
                                     outstanding and (ii) any notes issued
                                     pursuant to any supplemental indenture
                                     entered into pursuant to the terms of
                                     Indenture that are then outstanding.

     Trade Date:                     April 24, 2007

     Effective Date:                 May 2, 2007

     Termination Date:               April 15, 2037, subject to adjustment in
                                     accordance with the Following Business Day
                                     Convention.

     FIXED AMOUNT:

          Fixed Rate Payer:          Party B

          Fixed Rate Payer
          Period End Dates:          The 15th calendar day of each month during
                                     the Term of this Transaction, commencing in
                                     May, 2007, and ending on the Termination
                                     Date, subject to adjustment in accordance
                                     with the Following Business Day Convention.

          Fixed Rate Payer
          Payment Dates:             The Business Day immediately preceding the
                                     15th calendar day of each month during the
                                     Term of this Transaction, commencing in
                                     May, 2007, and ending on the Termination
                                     Date, subject to adjustment in accordance
                                     with the Following Business Day Convention.

          Fixed Rate:                5.121%

          Fixed Rate Day
          Count Fraction:            30/360

     FLOATING AMOUNTS:

          Floating Rate Payer:       Party A

          Floating Rate Payer
          Period End Dates:          The 15th calendar day of each month during
                                     the Term of this Transaction, commencing in
                                     May, 2007, and ending on the Termination
                                     Date, subject to adjustment in accordance
                                     with the Following Business Day Convention.

          Floating Rate Payer
          Payment Dates:             The Business Day immediately preceding the
                                     15th calendar day of each month during the
                                     Term of this Transaction, commencing in
                                     May, 2007, and ending on the Termination
                                     Date, subject to adjustment in accordance
                                     with the Following Business Day Convention.

          Floating Rate Option:      USD-LIBOR-BBA; provided that the Floating
                                     Rate shall be determined two (2) London and
                                     New York Business Days prior to the Reset
                                     Date.

          Designated Maturity:       One month, provided that Linear
                                     Interpolation is applicable to the first
                                     Calculation Period

          Floating Rate Day
          Count Fraction:            Actual/360

          Reset Dates:               The first day of each Calculation Period.

          Compounding:               Inapplicable

          Business Days:             New York

          Business Day Convention:   Following

3.   Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1. Termination Provisions

For the purposes of this Agreement:-

(a) "SPECIFIED ENTITY" means:

     (i)  in relation to Party A: not applicable; and

     (ii) in relation to Party B: not applicable.

(b) "SPECIFIED TRANSACTION" shall have the meaning specified in Section 14 of this Agreement.

(c) The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and
(B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(d) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(e) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(f) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(g) The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

(h) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B.

     For purposes of Section 5(a)(vi), the following provisions apply:

          "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14 of this Agreement except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

          "THRESHOLD AMOUNT" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

          "SHAREHOLDERS' EQUITY" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

(i) The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Indenture or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or any of its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting in lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(j) The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(k) The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(l) The "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B, provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)" are hereby deleted.

(m) The "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(n) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of this Agreement will not apply to Party A and will not apply to Party B.

(o) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(p) For the purpose of the "PAYMENTS ON EARLY TERMINATION" provisions of Section 6(e): Market Quotation and Second Method will apply; provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

     (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

          "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

     (B) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

          "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

          (1) If, on the Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); and

          (2) If, on the Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

     (C) If Party B requests in writing that Party A obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

     (D) Without prejudice to Party B's discretion as to the time of obtaining and accepting Market Quotations, Party B shall consult with Party A as to the day and time of obtaining any Market Quotations.

     (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

     (F) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

          "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses
          (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

(q)  "TERMINATION CURRENCY" means United States Dollars.

(r)  "ADDITIONAL TERMINATION EVENT" will apply as provided in Part 5(b)

Part 2. Tax Matters

(a) Tax Representations.

     (i)  PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
          Agreement,

     (A)  Party A makes the following representation:

          None.

     (B)  Party B makes the following representation:

          None.

     (ii) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this
          Agreement

          Party A makes the following representation(s):

          It is a national banking association organized under the laws of the United States and its U.S. taxpayer identification number is 13-5266470. It is "exempt" within the meaning of Treasury Regulation sections 1.6041-3(p) and 1.6049-4(c) from information reporting on Form 1099 and backup withholding.

          Party B makes the following representation(s):

          None.

(b)  TAX PROVISIONS.

     (i)  GROSS UP. Section 2(d)(i)(4) shall not apply to Party B as X, and
          Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

     (ii) INDEMNIFIABLE TAX. The definition of "Indemnifiable Tax" in Section 14 is deleted in its entirety and replaced with the following:

          "INDEMNIFIABLE TAX" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3. Agreement to Deliver Documents

For the purpose of Section 4(a) of this Agreement:

I.  Tax forms, documents or certificates to be delivered are:

Party required to                Form/Document/                          Date by which to
 deliver document                 Certificate                              be delivered
-----------------   ---------------------------------------   -------------------------------------
Party A             A correct, complete and duly executed     Promptly upon execution of this
                    U.S. IRS Form W-9.                        Agreement, but in any event prior to
                                                              the first Payment Date, and
                                                              thereafter, upon previously delivered
                                                              forms becoming obsolete;

Party B             Tax forms relating to the beneficial      Promptly upon execution of this
                    owner of payments to Party B under        Agreement any such forms will be
                    this Agreement from time to time,         applied for and delivered promptly
                    which forms are received by Party B in    upon receipt, but in any event prior
                    accordance with the Indenture.            to the first Payment Date, and
                                                              thereafter, upon previously delivered
                                                              forms becoming obsolete;

II. Other documents to be delivered are:

Party required
to deliver       Form/Document/                  Date by which to              Covered by
document         Certificate                     be delivered                  Section 3(d)
--------------   -----------------------------   ---------------------------   ------------
Party A and      Any documents required by       Upon the execution and        Yes
Party B          the receiving party to          delivery of this Agreement,
                 evidence the authority of       or in the case of Party B,
                 the delivering party or its     promptly upon receipt
                 Credit Support Provider, if
                 any, for it to execute and
                 deliver, and to perform its
                 obligations under the
                 Agreement, this
                 Confirmation, and any Credit
                 Support Documents to which
                 it is a party.

Party A and      Incumbency and authority        Upon the execution and        Yes
Party B          certificate authorizing the     delivery of this Agreement
                 officers of the party
                 signing the Agreement, this
                 Confirmation, and any
                 relevant Credit Support
                 Document, as the case may be.

Party A          An opinion of counsel to        Upon the execution and        No
                 Party A.                        delivery of this Agreement

Part 4. Miscellaneous

(a) ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

Address:       388 Greenwich Street
               17th Floor
               New York, New York  10013

Attention:     Department Head, Capital Markets Legal

Facsimile No.: 212 816 5569

(For all purposes)

In addition, in the case of notices or communications relating to Section 5, 6, 11 or 13 of this Agreement, a second copy of any such notice or communication shall be addressed to the attention of Party A's legal department as follows:

Address:       Legal Department
               77 Water Street
               9th Floor
               New York, New York 10004

Attention:     Department Head

Facsimile No.: 212 657 1452

ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

     Address for notices or communications to Party B:

     Rodney Square North
     1100 North Market Street
     Wilmington, DE 19890
     Attn: Corporate Trust Administration
     Facsimile no. (302) 636-4140

     With a copy to:

     The Bank of New York Trust Company, N.A.
     2 North LaSalle Street, Suite 1020
     Chicago, IL 60602
     Attention: Structured Finance, Origen 2007-A
     Telecopier No.: (312) 827-8562

     And with a copy to:

     Ambac Assurance Corporation
     One State Street Plaza
     New York, New York 10004
     Attention: Risk Management, Consumer
                Asset-Backed Securities
     Telecopy No.: 212-363-1459
     Confirmation: 212-668-0340

(b) EFFECTIVENESS OF NOTICE. Section 12(a) is hereby amended by deleting the words "facsimile transmission or" in line 3 thereof.

(c) PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

          Party A appoints as its Process Agent: Not applicable.

          Party B appoints as its Process Agent: Not applicable.

(d) OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(e) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

          Party A not a Multibranch Party.

          Party B is not a Multibranch Party.

(f) CALCULATION AGENT. The Calculation Agent will be Party A; provided that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party or a Termination Event shall have occurred with respect to which Party A is the sole Affected Party, Party B shall have the right to designate a third party that is acceptable to Ambac Assurance Corporation (the "Insurer") as the Calculation Agent hereunder.

(G) CREDIT SUPPORT DOCUMENT. Credit Support Document means any credit support annex from time to time entered into between Party A and Party B in relation to this Master Agreement, and, with respect to Party A, any guarantee that is provided to Party B pursuant to Part 5(b) below.

(h) CREDIT SUPPORT PROVIDER. Means (i) in relation to Party A, if a guarantee is provided to Party B pursuant to Part 5 (b) below, the guarantor providing such guarantee and (ii) in relation to Party B, not applicable.

(i) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law provisions thereof other than the New York General Obligations Law Sections 5-1401.

(j) JURISDICTION. Section 13(b)(i) of the Agreement is hereby amended by (i) deleting in line 2 the word "non-" and (ii) deleting the final paragraph thereof. The following shall be added at the end of Section 13(b): "Nothing in this provision shall prohibit a party from bringing an action to enforce a money judgment in any other jurisdiction."

(k) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement, except Party B shall be considered to have no Affiliates.

(l) NETTING OF PAYMENTS. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(m) SINGLE AGREEMENT. Section 1(c) shall be amended by the addition of the words ", any credit support annex from time to time entered into between Party A and Party B in relation to this Master Agreement" after the words "Master Agreement".

(n) LOCAL BUSINESS DAY. The definition of Local Business Day in Section 14 of this Agreement shall be amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

Part 5. Other Provisions

(a) NO SET-OFF

     (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c),
          Section 6 or Part 1(p)(F) below.

     (ii) Section 6(e) shall be amended by the deletion of the following sentence; "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply:

     (i) S&P FIRST RATING TRIGGER COLLATERAL. If a Relevant Entity has been downgraded below the S&P Approved Ratings Threshold, and Party A has failed, within thirty (30) calendar days of such downgrade, to (A) comply with its obligations under the Credit Support Annex, (B) furnish an Eligible Guarantee, subject to satisfaction of the Rating Agency Condition with respect to S&P, from an Eligible Guarantor, or
          (C) obtain an Eligible Replacement pursuant to Part 5(j), subject to satisfaction of the Rating Agency Condition with respect to S&P, then an Additional Termination Event shall have occurred with respect to Party A, and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

     (II) MOODY'S FIRST RATING TRIGGER COLLATERAL. If (A) a Moody's First Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, (B) Party A has neither (i) complied with its obligations to be complied with or performed in accordance with the Credit Support Annex nor (ii) furnished an Eligible Guarantee or obtained an Eligible Replacement pursuant to Part 5(j), to cause such Moody's First Trigger Ratings Event to cease and (C) either (x) no Moody's Second Trigger Ratings Event has occurred or (y) less than 30 Local Business Days have elapsed since the last time that no Moody's Second Trigger Ratings Event had occurred and was continuing, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

     (iii) SECOND RATING TRIGGER REPLACEMENT. If :

          (A) an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 30 Local Business Days and Party A has failed to procure an Eligible Replacement pursuant to Part 5(j), subject to satisfaction of the Rating Agency Condition with respect to S&P; provided that Party A shall, while it searches for an Eligible Replacement, post and maintain, or continue to maintain, as the case may be, collateral in accordance with the terms of the ISDA Credit Support Annex; or

          (B) (i) at least 30 days have elapsed since the last time that no Moody's Second Trigger Ratings Event had occurred and was continuing,
          (ii) Party A has not furnished an Eligible Guarantee or obtained an Eligible Replacement to cause such Moody's Second Trigger Ratings Event to cease and (x) at least one Eligible Replacement has made a Firm Offer to be the transferee in accordance with Part 5(j) of all of Party A's rights and obligations under this Agreement (and such offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (y) an Eligible

          Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

     (iv) [Reserved]

     (v) SWAP DISCLOSURE EVENT. If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(q) below) Party A has not, within 10 Business Days after such Swap Disclosure Event, complied with any of the provisions set forth in clause (iii) of Part 5(q) below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

     (vi) AMENDMENT OF INDENTURE. If, without the prior written consent of Party A, where such consent is required under the Indenture (such consent not to be unreasonably withheld, conditioned or delayed), an amendment is made to the Indenture, which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Indenture that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, then an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

     (vii) LIQUIDATION OF COLLATERAL. An Additional Termination Event, in respect of which Party B will be the sole Affected Party, shall occur upon the liquidation of the Collateral (as defined in the Indenture) following an Event of Default (as defined in the Indenture), provided however that notwithstanding Section 6(b)(iv) of the ISDA Master Agreement, either party may designate an Early Termination Date in respect of this Additional Termination Event; provided, further, that such Early Termination Date shall be on the final Payment Date under the Indenture, and any amount payable pursuant to Section 6(e) of the ISDA Master Agreement in connection with such Additional Termination Event shall be payable on such final Payment Date.

(c) REQUIRED RATINGS DOWNGRADE EVENT. So long as a Required Ratings Downgrade Event has occurred and is continuing, then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(d) TIMING OF PAYMENTS BY PARTY B UPON EARLY TERMINATION. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution

Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with
Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(e) RATING AGENCY NOTIFICATIONS. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(f) RESERVED.

(g) LIMITED RECOURSE. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Collateral and the proceeds thereof, in accordance with the priority of payments and other terms of the Indenture and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Collateral and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the Collateral and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. This provision will survive the termination of this Agreement.

(h) RESERVED.

(i) NON-PETITION. Party A agrees not to institute against or join any person in instituting against Party B any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding or other similar proceeding against Party B for any reason whatsoever, until the payment in full of all Notes issued under the Indenture and the expiration of a period equal to one year and one day (or, if longer, the then applicable preference period) following all such payments; provided that nothing in this clause shall preclude, or be deemed to estop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period (or, if longer, the then applicable preference period) in (x) any case or proceeding voluntarily commenced by Party B or (y) any involuntary insolvency proceeding commenced against Party B by a person other than Party A or its Affiliates, or (ii) from commencing against Party B or any properties of Party B any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding. The provisions of this paragraph will survive the designation of any Early Termination Date and any termination of this Agreement.

(j) TRANSFERS.

     (i)  Section 7 of this Agreement shall not apply to Party A and, subject to
          Section 6(b)(ii) and Part 5(j)(ii) below, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without (i) the prior written consent of Party B and (ii) the Rating Agency Condition is satisfied with respect to S&P.

     (ii) Party A may (at its own cost) transfer, by a Permitted Transfer at any time after 90 days of the Closing Date, all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a "Transferee") that is an Eligible Replacement, provided that Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A's rights and obligations under this Agreement. Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

     (iii) If an entity has made a Firm Offer to be the transferee of a transfer to be made in accordance with (ii) above, Party B shall (at Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer.

(k) WAIVER OF RIGHT TO TRIAL BY JURY. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement.

(l) SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(m) ADDITIONAL REPRESENTATIONS. For purposes of Section 3 of this Agreement, the following shall be added, immediately following paragraph (f) thereof:

     (g) NO RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

     (h) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

     (i) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

     (j) NO AGENCY. The other party is not acting as an agent for it in respect of the Transaction. Each of Party A and Party B is entering into this Agreement and each Transaction as principal and not as agent.

     (k) RISK MANAGEMENT. This Agreement has been, and each Transaction hereunder has been or will be, as the case may be, entered into by it for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business (including financial intermediation services) and not for the purpose of speculation.

     (l) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA"), (b) this Agreement and each Transaction is subject to individual negotiation by each party, and
          (c) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the CEA.

(n) RECORDING OF CONVERSATIONS. Each party hereto consents to the recording of its telephone conversations pursuant to this Agreement. To the extent that one party records telephone conversations (the "Recording Party") and the other party does not (the "Non-Recording Party"), the Recording Party shall, in the event of any dispute, make a complete and unedited copy of such party's tape of the entire day's conversations with the Non-Recording Party's personnel available to the Non-Recording Party. The Recording Party's tapes may be used by either party in any forum in which a dispute is sought to be resolved and the Recording Party will retain tapes for a consistent period of time in accordance with the Recording Party's policy unless one party notifies the other that a particular transaction is under review and warrants further retention.

(o) LIMITATION OF LIABILITY. No party shall be required to pay or be liable to the other party for any consequential, indirect or punitive damages, opportunity costs or lost profits.

(p) TRANSFER TO AVOID TERMINATION EVENT. Section 6(b)(ii) is hereby amended by
(i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

(q) COMPLIANCE WITH REGULATION AB.

     (i) Party A agrees and acknowledges that Origen Residential Securities, Inc. (the "Depositor") may be required under Regulation AB, as defined in the Indenture, to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

     (ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof for so long as the Issuing Entity is required to file periodic reports under the Exchange Act with respect to the Notes, Party B or the Depositor requests from Party A the applicable financial information described in Item 1115(b) of Regulation AB (such request to be based on a reasonable determination by the Depositor, based on "significance estimates" made in substantially the same manner as that used in the Sponsor's internal risk management process in respect of similar instruments and furnished by the Sponsor to the Depositor, or if the Sponsor does not furnish such significance estimates to the Depositor, based on a determination of such significance estimates by the Depositor in a commercially reasonable manner) (the "Swap Financial Disclosure").

     (iii) Upon the occurrence of a Swap Disclosure Event, Party A, at its own expense, shall either (1)(a) either (i) provide to the Depositor the current Swap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to the Depositor to incorporation by reference of such current Swap

          Financial Disclosure that are filed with the Securities and Exchange Commission in the Exchange Act Reports of the Depositor, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference in the Exchange Act Reports of the Depositor of such accounting firm's report relating to their audits of such current Swap Financial Disclosure, and (c) provide to the Depositor any updated Swap Financial Disclosure with respect to Party A or any entity that consolidates Party A within five days of the release of any such updated Swap Financial Disclosure; (2) secure another entity through a Permitted Transfer to replace Party A as party to this Agreement on terms substantially similar to this Agreement, which entity (or a guarantor thereto) meets or exceeds the Approved Rating Thresholds and which entity complies with the requirements of Item 1115 of Regulation AB and clause (1) above, or
          (3) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that complies with the financial information disclosure requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Swap Financial Disclosure and any future Swap Financial Disclosure and other information pursuant to clause (1), such that disclosure provided in respect of such affiliate will satisfy any disclosure requirements applicable to the Swap Provider.

     (iv) Party A agrees that, in the event that Party A provides Swap Financial Disclosure to the Depositor in accordance with clause (iii)(1) above or causes its affiliate to provide Swap Financial Disclosure to the Depositor in accordance with clause (iii)(3) above, it will indemnify and hold harmless the Depositor, its respective directors or officers and any person controlling the Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (v) Third Party Beneficiary. Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor's rights explicitly specified herein.

(r) AMENDMENT. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P.

(s) DEFINITIONS. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Indenture.

(t) PERMITTED SECURITY INTEREST.

     Party A hereby acknowledges and consents to the Permitted Security
     Interest.

     "Permitted Security Interest" means the collateral assignment by Party B of the Swap Collateral to the Indenture Trustee pursuant to the Indenture and any transfer of such rights pursuant to an exercise of creditor's remedies in respect of such collateral assignment, and the granting to the Indenture Trustee of a first priority security interest in the Swap Collateral pursuant to the Indenture.

     "Swap Collateral" means all right, title and interest of Party B in this Agreement, each Transaction hereunder, and all present and future amounts payable by Party A to Party B under or in connection with the Agreement or any Transaction governed by the Agreement, including, without limitation, any transfer or termination of any such Transaction.

(u) FINANCIAL INSTITUTION. Party A represents that it is a "financial institution" as defined in the Federal Deposit Insurance Corporation Improvement Act of 1991 or Regulation EE promulgated by the Federal Reserve Board thereunder.

(v) FDIC REPRESENTATION. Party A represents to Party B on the date on which Party A enters into each Transaction that Party A is a depository institution subject to the requirements of the Federal Deposit Insurance Act. This Agreement (including the Credit Support Annex and each Confirmation) has been authorized by all necessary corporate action of Party A, the person executing this Agreement on behalf of Party A is an officer of Party A of the level of vice president or higher, and this Agreement (including the Credit Support Annex and each Confirmation) will be maintained by Party A in its official books and records.

(w) CAPACITY. Party A represents to Party B on the date on which Party A enters into each Transaction that it is entering into this Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into each Transaction that it is entering into this Agreement and the Transaction as principal and not as agent of any person.

(x) OWNER TRUSTEE LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as owner trustee of Origen Manufactured Housing Contract Trust 2007-A, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

(y) ADDITIONAL DEFINITIONS.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

"APPROVED RATINGS THRESHOLD" means each of the S&P Approved Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

"DERIVATIVE PROVIDER TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party other than a Termination Event occurring under Section 5(b)(i) or Section 5(b)(ii), or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

"ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee of all present and future obligations of Party A or an Eligible Replacement of Party A to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

"ELIGIBLE GUARANTOR" means an entity that has credit ratings at least equal to the Approved Ratings Threshold. An Eligible Guarantor shall provide to Party B in writing all credit ratings described in this definition, upon request of Party B.

"ELIGIBLE REPLACEMENT" means an entity that has credit ratings at least equal to the Approved Ratings Threshold or the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of such entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor. An Eligible Replacement shall provide to Party B in writing all credit ratings described in this definition, upon request of Party B.

"FIRM OFFER" means an offer that will become legally binding upon acceptance.

"LATEST SETTLEMENT AMOUNT DETERMINATION DAY" means the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date).

"MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

"MOODY'S FIRST TRIGGER RATINGS EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Rating Threshold.

"MOODY'S FIRST TRIGGER RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2"and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

"MOODY'S SECOND TRIGGER RATINGS EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

"MOODY'S SECOND TRIGGER RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "P-2", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3.

"PERMITTED TRANSFER" means a transfer by novation by Party A pursuant to Section 6(b)(ii), Part 5(c), Part 5(j) or Part 5(q), to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement
(b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4 (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4), (d) an Event of Default or Termination Event would not occur as a result of such transfer, (e) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (f) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions, (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (h) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty, notice information and account details; and (i) such transfer otherwise complies with the terms of the Indenture.

"RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Notes.

"RELEVANT ENTITY" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee or an Eligible Replacement.

"REPLACEMENT TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that
(i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

"REQUIRED RATINGS DOWNGRADE EVENT" means either a Moody's Second Trigger Ratings Event or an S&P Required Ratings Downgrade Event.

"REQUIRED RATINGS THRESHOLD" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

"S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

"S&P APPROVED RATINGS DOWNGRADE EVENT" means no Relevant Entity meets the S&P Approved Ratings Threshold.

"S&P APPROVED RATINGS THRESHOLD" means, with respect to a Relevant Entity a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

"S&P REQUIRED RATINGS DOWNGRADE EVENT" means no Relevant Entity meets the S&P Required Ratings Threshold.

"S&P REQUIRED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

"SWAP RATING AGENCIES" means, with respect to any date of determination, each of S&P or Moody's, to the extent that each such rating agency is then providing a rating for any of the Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2007-A, Class A-1 (the "Notes").

4. Account Details and Settlement Information:

Payments to Party A: Citibank, N.A. New York
                     ABA # 021000089
                     Account # 00167679
                     Swift: CITIUS33
                     Transaction Ref# M072088A

Payments to Party B: Bank of New York-New York, NY
                     ABA #021000018
                     For credit to GLA: 211705
                     For Final Credit to: 775801
                     Ref: Origen 2007-A Swap Pymt

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CITIBANK, N.A.                          Origen Manufactured Housing Contract
                                        Trust 2007-A

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee


By: /s/ Frank A. Licciardello           By: /s/ Mary Kay Pupillo
    --------------------------------        ------------------------------------
    Frank A. Licciardello                   Mary Kay Pupillo
    Authorized Signatory                    Assistant Vice President

                                                                         ANNEX A

                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                         dated as of May 2, 2007 between
 CITIBANK, N.A., a national banking association organized under the laws of the
        United States (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                       and
  Origen Manufactured Housing Contract Trust 2007-A (hereinafter referred to as
                         "PARTY B" or "SECURED PARTY").

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated May 2, 2007, between Party A and Party B, Reference Number M072088A.

PARAGRAPH 13. ELECTIONS AND VARIABLES

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "Obligations" shall have the meaning set forth in Paragraph 12.

(b) CREDIT SUPPORT OBLIGATIONS.

     (i) DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT; ADDITION TO PARAGRAPH 3.

          (A) "DELIVERY AMOUNT" has the meaning set forth in Paragraph 3(a), as amended by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date".

          (B) "RETURN AMOUNT" has the meaning set forth in Paragraph 3(b).

          (C) "CREDIT SUPPORT AMOUNT" for a Valuation Date shall mean zero; PROVIDED that, if the Threshold in respect of Party A is zero on such Valuation Date, "CREDIT SUPPORT AMOUNT" shall mean one of the following if one of the following specified events has occurred on such Valuation Date:

               (i) if (a) no Moody's Second Trigger Ratings Event has occurred and is continuing or (b) less than 30 Local Business Day have elapsed since the last time that no Moody's Second Trigger Rating Event had occurred and was continuing, "CREDIT SUPPORT AMOUNT" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party's Exposure and (b) the First Trigger Collateral Amount (as defined below) for each Transaction hereunder and (2) zero;

               (ii) so long as a Moody's Second Trigger Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since the last time that no Moody's Second Trigger Rating Event had occurred and was continuing, "CREDIT SUPPORT AMOUNT" shall mean an amount in USD equal to the greatest of (1) the sum of (a) the Secured Party's Exposure and (b) the Second Trigger Collateral Amount (as defined below) for each Transaction hereunder, (2) the aggregate amount of the Next Payments (as defined below) for all Next Payment Dates (as defined below) and (3) zero; and

               (iii) if a Relevant Entity's rating falls below either the S&P
                    Approved Ratings Threshold or the S&P Required Ratings Thresehold and continues to remain below either the S&P Approved Ratings Threshold or the S&P Required Ratings Thresehold, "CREDIT SUPPORT AMOUNT" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party's Exposure and (b) the Notional Volatility Buffer and
                    (2) zero. "NOTIONAL VOLATILITY BUFFER", as determined by the Valuation Agent for any date, means the product of (i) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, (ii) the Notional Amount of the Transaction on such date, and (iii) the Volatility Buffer Percentage for such date as set out in the table below on such date,

                            REMAINING      REMAINING      REMAINING      REMAINING
                            WEIGHTED       WEIGHTED       WEIGHTED       WEIGHTED
PARTY A S&P               AVERAGE LIFE   AVERAGE LIFE   AVERAGE LIFE   AVERAGE LIFE
RATING ON                  MATURITY UP    MATURITY UP    MATURITY UP    MATURITY UP
SUCH DATE                  TO 3 YEARS     TO 5 YEARS     TO 10 YEARS    TO 30 YEARS
-----------               ------------   ------------   ------------   ------------
S&P S-T Rating of "A-1"
   or above                   0.00%          0.00%          0.00%          0.00%
S&P S-T Rating of "A-2"       2.75%          3.25%          4.0%           4.75%
S&P S-T Rating of "A-3"       3.25%          4.00%          5.0%           6.25%
S&P L-T Rating of "BB+"
   or lower                   3.50%          4.50%          6.75%          7.50%

                    L-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Person.

                    S-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Person.

          In circumstances where more than one of Paragraph 13(b)(i)(C)(i), (ii) and (iii) apply, the Credit Support Amount shall be calculated by reference to the paragraph which would result in Party A Transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to Transfer more Eligible Credit Support than the greatest amount calculated in accordance with one of Paragraph 13(b)(i)(C)(i), (ii) or (iii).

          FIRST TRIGGER COLLATERAL AMOUNT means, in respect of each Transaction hereunder on any date, an amount in USD equal to the product of (i) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, (ii) Notional Amount of such Transaction on such date and (iii) the Applicable Percentage set forth in the table in Exhibit A hereto.

          "NEXT PAYMENT" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

          "NEXT PAYMENT DATE" means each date on which the next scheduled payment under any Transaction is due to be paid.

          SECOND TRIGGER COLLATERAL AMOUNT means, in respect of each Transaction hereunder on any date, an amount in USD equal to the product of (i) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, (ii) Notional Amount of such Transaction on such date and (iii) the Applicable Percentage set forth in the applicable table in Exhibit B hereto.

     (ii) ELIGIBLE COLLATERAL. On any date, the following items will qualify as "ELIGIBLE COLLATERAL" for Party A:

          (A)  VALUATION PERCENTAGE S&P

                                                             S&P Valuation
                        COLLATERAL                             Percentage
                        ----------                           -------------
U.S. DOLLAR CASH                                                  100%

FIXED-RATE NEGOTIABLE DEBT OBLIGATIONS ISSUED BY THE U.S.
   TREASURY DEPARTMENT HAVING A REMAINING MATURITY ON SUCH
   DATE OF NOT MORE THAN ONE YEAR                                98.5%

FIXED-RATE NEGOTIABLE DEBT OBLIGATIONS ISSUED BY THE U.S.
   TREASURY DEPARTMENT HAVING A REMAINING MATURITY ON SUCH
   DATE OF MORE THAN ONE YEAR BUT NOT MORE THAN TEN YEARS        89.9%

FIXED-RATE NEGOTIABLE DEBT OBLIGATIONS ISSUED BY THE U.S.
   TREASURY DEPARTMENT HAVING A REMAINING MATURITY ON SUCH
   DATE OF MORE THAN TEN YEARS                                   83.9%

          (B)  VALUATION PERCENTAGE MOODY'S

                    IF PARAGRAPH      IF PARAGRAPH
                   13(B)(I)(C)(I)   13(B)(I)(C)(II)
INTRUMENT              APPLIES          APPLIES
---------          --------------   ---------------
U.S. Dollar Cash        100%              100%

 Fixed-Rate Negotiable treasury Debt Issued by the
  U.S. Treasury Department with Remaining Maturity

   <1 Year              100%              100%
1 to 2 years            100%               99%
2 to 3 years            100%               98%
3 to 5 years            100%               97%
5 to 7 years            100%               96%
7 to 10 years           100%               94%

  Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department

All Maturities          100%               99%

          Paragraph 13(b)(ii)(A) shall apply if Paragraph 13(b)(i)(C)(iii) applies and Paragraph 13 (b)(ii)(B) shall apply if either Paragraph 13(b)(i)(C)(i) or 13(b)(i)(C)(ii) applies.

          If both Paragraph 13(b)(ii)(A) and 13(b)(ii)B) apply: (i) no item shall qualify as "Eligible Collateral" for Party A unless it is specified in both such paragraphs and

          (ii) the Valuation Percentage for an item of Eligible Collateral shall be calculated by reference to the paragraph which would result in the lower Valuation Percentage for such item of Eligible Collateral.

          (iii) OTHER ELIGIBLE SUPPORT. There shall be no "Other Eligible Support" for either party for purposes of this Annex.

          (iv) THRESHOLDS.

          (A) "THRESHOLD" means with respect to Party A and Party B: infinity, provided that the Threshold with respect to Party A shall be zero so long as (1) a Moody's First Trigger Ratings Event has occurred and is continuing and either (i) at least 30 Local Business Days have elapsed since the last time that no Moody's First Trigger Ratings Event has occurred and was continuing or (ii) such Moody's First Trigger Ratings Event has been continuing since this Annex was executed, or (2) (i) an S&P Approved Ratings Downgrade Event has occurred and is continuing and either (a) at least 30 calendar days have elapsed since the last time that S&P Approved Ratings Downgrade Event has occurred or (b) such S&P Approved Ratings Downgrade Event has been continuing since this Annex was executed or (ii) an S&P Required Ratings Downgrade Event has occurred and is continuing.

          (B) "MINIMUM TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance and note principal balance of Certificates and Notes rated by S&P ceases to be more than USD 50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000; provided, further, that the "MINIMUM TRANSFER AMOUNT" shall be USD 0 with respect to a party upon the occurrence and during the continuance of an Event of Default or Termination Event with respect to such party.

          (C) ROUNDING. The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c) VALUATION AND TIMING.

     (i) "VALUATION AGENT" means Party A; provided that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party or a Termination Event shall have occurred with respect to which Party A is the sole Affected Party, Party B shall have the right to designate a third party that is acceptable to the Insurer as the Valuation Agent hereunder. Calculations by Party A will be made by reference to commonly accepted market sources.

     (ii) "VALUATION DATE" means each Local Business Day on which the Credit Support Amount is greater than zero.

     (iii) "VALUATION TIME" means, with respect to the determination of Exposure, Value of Eligible Credit Support and Posted Credit Support, the close of business on the Local Business Day immediately before the Valuation Date or date of calculation, as applicable; provided, that the calculations of of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "NOTIFICATION TIME" means 10:00 a.m., New York time on a Valuation
Date.

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. There shall be no "Specified Condition" with respect to Party A or Party B.

(e) SUBSTITUTION.

     (i) "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(f) DISPUTE RESOLUTION.

     (i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 5.

     (ii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Valuation Agent will determine the Value of Eligible Credit Support or Posted Credit Support consisting of securities based upon the bid price quotations of any generally recognized dealer (which may include an affiliate of Party A), and adding thereto any interest accrued but not paid to any person with respect to such securities through the day on which the determination is made and multiplying the sum by the applicable Valuation Percentage, if any.

     (iii) ALTERNATIVE. The provisions of Paragraph 5 will apply, provided, however, that in the event of a dispute regarding the Value of securities which constitute Eligible Credit Support or Posted Credit Support, Party B may submit mid market quotations from two other recognized dealers in which case the Value of such securities shall be the mean of the two quotations submitted by Party B.

(g) HOLDING AND USING POSTED COLLATERAL.

     (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. The Indenture Trustee will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided, that Posted Collateral shall be held in a segregated Eligible Account or a segregated trust account.

     (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will not apply to Party B. Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii), provided, however, that Party B or its Custodian shall have the right to register any Posted Collateral that constitutes a book entry security in the name of its custodian.

(h) DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) INTEREST RATE. The "Interest Rate" will be the actual rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa by Moody's, as directed by Party A unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such Cash shall not be required to be invested). Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

     (ii) TRANSFER OF INTEREST AMOUNT. Transfers of the Interest Amount will be made in arrears on the last Local Business Day of each calendar month, provided that Party B shall not be obliged to so transfer any Interest Amount unless and until it has earned and received such interest.

     (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply, provided, however, that the Interest Amount will compound daily.

(i) ADDITIONAL REPRESENTATIONS.

Party A represents to Party B (which representation will be deemed to be repeated as of each date on which Party A, as the Pledgor, Transfers Eligible Collateral) that:

     (i) no consent, approval or other authorization of any governmental authority is required in connection with the Transfer of Eligible Collateral hereunder; and

     (ii) its assets exceed its liabilities.

(j) OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

     (i) "VALUE" with respect to Other Eligible Support and Other Posted Support shall not be applicable.

     (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted Support shall not be applicable.

(k) DEMANDS AND NOTICES.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Annex, provided, that the address for Party A for such purposes shall be:

Citibank N.A.
Collateral Management Group
333 West 34th Street, 2nd FL
New York, NY 10001
Telephone no. (212) 615-8406
Facsimile no. (212) 994-0727;

and the address for Party B for such purposes shall be:

     Address for notices or communications to Party B:

     Rodney Square North
     1100 North Market Street
     Wilmington, DE 19890
     Attn: Corporate Trust Administration
     Facsimile no. (302) 636-4140

     With a copy to:

     The Bank of New York Trust Company, N.A.
     2 North LaSalle Street, Suite 1020
     Chicago, IL 60602

     Attention: Structured Finance, Origen 2007-A
     Telecopier No.: (312) 827-8562

     And with a copy to:

     Ambac Assurance Corporation
     One State Street Plaza
     New York, New York 10004
     Attention: Risk Management, Consumer
                Asset-Backed Securities
     Telecopy No.: 212-363-1459
     Confirmation: 212-668-0340

(l)  EXTERNAL VERIFICATION.

     Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

(m) AGREEMENT AS TO SINGLE SECURED PARTY AND SINGLE PLEDGOR. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, and (b) the term "Pledgor" as used in this Annex means only Party A.

(n) EXPENSES. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(o)  OTHER PROVISIONS.

     (i) CUSTODIAN. A party shall be eligible to serve as Custodian if and for so long as it (i) is a trust company or commercial bank with trust powers, organized under the laws of the United States of America or any state thereof and subject to supervision or examination by federal or state authority, having a combined capital and surplus of at least $50,000,000 and (ii) shall have general unsecured short-term obligations rated at least "P-1" by Moody's and "A-1" by S&P.

     (ii) ACTIONS HEREUNDER. Either party may take any actions hereunder, including liquidation rights, through its Custodian, and, in the case of Party A, through Salomon Smith Barney Inc. or any successor, as agent for Party A.

     (iii) EVENTS OF DEFAULT. Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

          "For the purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Elligibile Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for one Local Business Day after the notice of that failure is given to that party, except that (A) if such failure would constitute an Additional Termination Event under another provision of this Agreement and (B) no more than 30 Local Business Days have elapsed since the last time that Party A satisfied the Moody's Second Trigger Ratings Threshold, then such failure shall be an Additional Termination Event and not an Event of Default".

     (iv) ADDRESS FOR TRANSFERS. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

     Party A account details for holding collateral:

     Citibank, N.A. New York
     ABA # 021000089
     Account # 00167679
     Swift: CITIUS33
     Transaction Ref# M072088A

     Party B's Custodian account details for holding collateral: to be provided as required.

                                    EXHIBIT A

             FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

                       Note: Please delete weekly columns

                                   INTEREST RATE      CURRENCY
                                      HEDGES           HEDGES
                                  --------------   --------------
                                          VALUATION DATES:
    WEIGHTED AVERAGE LIFE         -------------------------------
      OF HEDGE IN YEARS           DAILY   WEEKLY   DAILY   WEEKLY
    ---------------------         -----   ------   -----   ------
Less than 1 year                  0.15%    0.25%   1.10%    2.20%
Equal to or greater than 1
   year but less than 2 years     0.30%    0.50%   1.20%    2.40%
Equal to or greater than 2
   years but less than 3 years    0.40%    0.70%   1.30%    2.60%
Equal to or greater than 3
   years but less than 4 years    0.60%    1.00%   1.40%    2.80%
Equal to or greater than 4
   years but less than 5 years    0.70%    1.20%   1.50%    2.90%
Equal to or greater than 5
   years but less than 6 years    0.80%    1.40%   1.60%    3.10%
Equal to or greater than 6
   years but less than 7 years    1.00%    1.60%   1.60%    3.30%
Equal to or greater than 7
   years but less than 8 years    1.10%    1.80%   1.70%    3.40%
Equal to or greater than 8
   years but less than 9 years    1.20%    2.00%   1.80%    3.60%
Equal to or greater than 9
   years but less than 10 years   1.30%    2.20%   1.90%    3.80%

                                   INTEREST RATE      CURRENCY
                                      HEDGES           HEDGES
                                  --------------   --------------
                                          VALUATION DATES:
    WEIGHTED AVERAGE LIFE         -------------------------------
      OF HEDGE IN YEARS           DAILY   WEEKLY   DAILY   WEEKLY
    ---------------------         -----   ------   -----   ------
Equal to or greater than 10
   years but less than 11 years   1.40%    2.30%   1.90%    3.90%
Equal to or greater than 11
   years but less than 12 years   1.50%    2.50%   2.00%    4.00%
Equal to or greater than 12
   years but less than 13 years   1.60%    2.70%   2.10%    4.10%
Equal to or greater than 13
   years but less than 14 years   1.70%    2.80%   2.10%    4.30%
Equal to or greater than 14
   years but less than 15 years   1.80%    3.00%   2.20%    4.40%
Equal to or greater than 15
   years but less than 16 years   1.90%    3.20%   2.30%    4.50%
Equal to or greater than 16
   years but less than 17 years   2.00%    3.30%   2.30%    4.60%
Equal to or greater than 17
   years but less than 18 years   2.00%    3.50%   2.40%    4.80%
Equal to or greater than 18
   years but less than 19 years   2.00%    3.60%   2.40%    4.90%
Equal to or greater than 19
   years but less than 20 years   2.00%    3.70%   2.50%    5.00%
Equal to or greater than 20
   years but less than 21 years   2.00%    3.90%   2.50%    5.00%

                                   INTEREST RATE      CURRENCY
                                      HEDGES           HEDGES
                                  --------------   --------------
                                          VALUATION DATES:
    WEIGHTED AVERAGE LIFE         -------------------------------
      OF HEDGE IN YEARS           DAILY   WEEKLY   DAILY   WEEKLY
    ---------------------         -----   ------   -----   ------
Equal to or greater than 21
   years but less than 22 years   2.00%    4.00%   2.50%    5.00%
Equal to or greater than 22
   years but less than 23 years   2.00%    4.00%   2.50%    5.00%
Equal to or greater than 23
   years but less than 24 years   2.00%    4.00%   2.50%    5.00%
Equal to or greater than 24
   years but less than 25 years   2.00%    4.00%   2.50%    5.00%
Equal to or greater than 25
   years but less than 26 years   2.00%    4.00%   2.50%    5.00%
Equal to or greater than 26
   years but less than 27 years   2.00%    4.00%   2.50%    5.00%
Equal to or greater than 27
   years but less than 28 years   2.00%    4.00%   2.50%    5.00%
Equal to or greater than 28
   years but less than 29 years   2.00%    4.00%   2.50%    5.00%
Equal to or greater than 29
   years but less than 30 years   2.00%    4.00%   2.50%    5.00%
Equal to 30 years                 2.00%    4.00%   2.50%    5.00%

                                    EXHIBIT B

             SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES
                        NOTE - DELETE ALL WEEKLY COLUMNS

For Transactions that are not Transaction-Specific Hedges.

"TRANSACTION-SPECIFIC HEDGE" means any Transaction that is a cap, floor or swaption, or a Transaction in respect of which (x) the notional amount of the swap is "balance guaranteed" or (y) the notional amount of the swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

                             INTEREST RATE      CURRENCY
                                 SWAPS            SWAPS
                            --------------   --------------
                                    VALUATION DATES:
  WEIGHTED AVERAGE LIFE     -------------------------------
    OF HEDGE IN YEARS       DAILY   WEEKLY   DAILY   WEEKLY
  ---------------------     -----   ------   -----   ------
Less than 1 year             0.50%    0.60%   6.10%    7.25%
Equal to or greater          1.00%    1.20%   6.30%    7.50%
   than 1 year but less
   than 2 years
Equal to or greater          1.50%    1.70%   6.40%    7.70%
   than 2 years but less
   than 3 years
Equal to or greater          1.90%    2.30%   6.60%    8.00%
   than 3 years but less
   than 4 years
Equal to or greater          2.40%    2.80%   6.70%    8.20%
   than 4 years but less
   than 5 years
Equal to or greater          2.80%    3.30%   6.80%    8.40%
   than 5 years but less
   than 6 years
Equal to or greater          3.20%    3.80%   7.00%    8.60%
   than 6 years but less
   than 7 years
Equal to or greater          3.60%    4.30%   7.10%    8.80%
   than 7 years but less

                             INTEREST RATE      CURRENCY
                                 SWAPS            SWAPS
                            --------------   --------------
                                    VALUATION DATES:
  WEIGHTED AVERAGE LIFE     -------------------------------
    OF HEDGE IN YEARS       DAILY   WEEKLY   DAILY   WEEKLY
  ---------------------     -----   ------   -----   ------
   than 8 years
Equal to or greater          4.00%    4.80%   7.20%    9.00%
   than 8 years but less
   than 9 years
Equal to or greater          4.40%    5.30%   7.30%    9.20%
   than 9 years but less
   than 10 years
Equal to or greater          4.70%    5.60%   7.40%    9.30%
   than 10 years but less
   than 11 years
Equal to or greater          5.00%    6.00%   7.50%    9.50%
   than 11 years but less
   than 12 years
Equal to or greater          5.40%    6.40%   7.60%    9.70%
   than 12 years but less
   than 13 years
Equal to or greater          5.70%    6.80%   7.70%    9.80%
   than 13 years but less
   than 14 years
Equal to or greater          6.00%    7.20%   7.80%   10.00%
   than 14 years but less
   than 15 years
Equal to or greater          6.30%    7.60%   7.90%   10.00%
   than 15 years but less
   than 16 years
Equal to or greater          6.60%    7.90%   8.00%   10.00%
   than 16 years but less
   than 17 years
Equal to or greater          6.90%    8.30%   8.10%   10.00%
   than 17 years but less
   than 18 years
Equal to or                  7.20%    8.60%   8.20%   10.00%

                             INTEREST RATE      CURRENCY
                                 SWAPS            SWAPS
                            --------------   --------------
                                    VALUATION DATES:
  WEIGHTED AVERAGE LIFE     -------------------------------
    OF HEDGE IN YEARS       DAILY   WEEKLY   DAILY   WEEKLY
  ---------------------     -----   ------   -----   ------
   greater than 18 years
   but less than 19 years
Equal to or greater          7.50%    9.00%   8.20%   10.00%
   than 19 years but less
   than 20 years
Equal to or greater          7.80%    9.00%   8.30%   10.00%
   than 20 years but less
   than 21 years
Equal to or greater          8.00%    9.00%   8.40%   10.00%
   than 21 years but less
   than 22 years
Equal to or greater          8.00%    9.00%   8.50%   10.00%
   than 22 years but less
   than 23 years
Equal to or greater          8.00%    9.00%   8.60%   10.00%
   than 23 years but less
   than 24 years
Equal to or greater          8.00%    9.00%   8.60%   10.00%
   than 24 years but less
   than 25 years
Equal to or greater          8.00%    9.00%   8.70%   10.00%
   than 25 years but less
   than 26 years
Equal to or greater          8.00%    9.00%   8.80%   10.00%
   than 26 years but less
   than 27 years
Equal to or greater          8.00%    9.00%   8.80%   10.00%
   than 27 years but less
   than 28 years
Equal to or greater          8.00%    9.00%   8.90%   10.00%
   than 28 years but less

                          INTEREST RATE      CURRENCY
                              SWAPS            SWAPS
                         --------------   --------------
                                 VALUATION DATES:
 WEIGHTED AVERAGE LIFE   -------------------------------
   OF HEDGE IN YEARS     DAILY   WEEKLY   DAILY   WEEKLY
----------------------   -----   ------   -----   ------
than 29 years
Equal to or greater       8.00%    9.00%   8.90%   10.00%
   than 29 years but
   less than 30 years
Equal to 30 years         8.00%    9.00%   9.00%   10.00%

For Transactions that are Transaction-Specific Hedges.

                          INTEREST RATE      CURRENCY
                             HEDGES           HEDGES
                         --------------   --------------
                                 VALUATION DATES:
 WEIGHTED AVERAGE LIFE   -------------------------------
   OF HEDGE IN YEARS     DAILY   WEEKLY   DAILY   WEEKLY
----------------------   -----   ------   -----   ------
Less than 1 year          0.65%    0.75%   6.30%    7.40%
Equal to or greater       1.30%    1.50%   6.60%    7.80%
   than 1 year but
   less than 2 years
Equal to or greater       1.90%    2.20%   6.90%    8.20%
   than 2 years but
   less than 3 years
Equal to or greater       2.50%    2.90%   7.10%    8.50%
   than 3 years but
   less than 4 years
Equal to or greater       3.10%    3.60%   7.40%    8.90%
   than 4 years but
   less than 5 years
Equal to or greater       3.60%    4.20%   7.70%    9.20%
   than 5 years but
   less than 6 years
Equal to or greater       4.20%    4.80%   7.90%    9.60%
   than 6 years but
   less than 7 years
Equal to or greater       4.70%    5.40%   8.20%    9.90%
   than 7

                          INTEREST RATE      CURRENCY
                             HEDGES           HEDGES
                         --------------   --------------
                                 VALUATION DATES:
 WEIGHTED AVERAGE LIFE   -------------------------------
   OF HEDGE IN YEARS     DAILY   WEEKLY   DAILY   WEEKLY
----------------------   -----   ------   -----   ------
   years but less than
   8 years
Equal to or greater       5.20%    6.00%   8.40%   10.20%
   than 8 years but
   less than 9 years
Equal to or greater       5.70%    6.60%   8.60%   10.50%
   than 9 years but
   less than 10 years
Equal to or greater       6.10%    7.00%   8.80%   10.70%
   than 10 years but
   less than 11 years
Equal to or greater       6.50%    7.50%   9.00%   11.00%
   than 11 years but
   less than 12 years
Equal to or greater       7.00%    8.00%   9.20%   11.30%
   than 12 years but
   less than 13 years
Equal to or greater       7.40%    8.50%   9.40%   11.50%
   than 13 years but
   less than 14 years
Equal to or greater       7.80%    9.00%   9.60%   11.80%
   than 14 years but
   less than 15 years

                          INTEREST RATE      CURRENCY
                             HEDGES           HEDGES
                         --------------   --------------
                                 VALUATION DATES:
 WEIGHTED AVERAGE LIFE   -------------------------------
   OF HEDGE IN YEARS     DAILY   WEEKLY   DAILY   WEEKLY
----------------------   -----   ------   -----   ------
Equal to or greater       8.20%    9.50%   9.80%   11.80%
   than 15 years but
   less than 16 years
Equal to or greater       8.60%    9.90%  10.00%   12.00%
   than 16 years but
   less than 17 years
Equal to or greater       9.00%   10.40%  10.10%   12.00%
   than 17 years but
   less than 18 years
Equal to or greater       9.40%   10.80%  10.30%   12.00%
   than 18 years but
   less than 19 years
Equal to or greater       9.70%   11.00%  10.50%   12.00%
   than 19 years but
   less than 20 years
Equal to or greater      10.00%   11.00%  10.70%   12.00%
   than 20 years but
   less than 21 years
Equal to or greater      10.00%   11.00%  10.80%   12.00%
   than 21 years but
   less than 22 years
Equal to or greater      10.00%   11.00%  11.00%   12.00%
   than 22 years but
   less than 23 years
Equal to or greater      10.00%   11.00%  11.00%   12.00%
   than 23 years but
   less than 24 years
Equal to or greater      10.00%   11.00%  11.00%   12.00%
   than 24 years but
   less than 25 years
Equal to or greater      10.00%   11.00%  11.00%   12.00%
   than 25

                          INTEREST RATE      CURRENCY
                             HEDGES           HEDGES
                         --------------   --------------
                                 VALUATION DATES:
 WEIGHTED AVERAGE LIFE   -------------------------------
   OF HEDGE IN YEARS     DAILY   WEEKLY   DAILY   WEEKLY
----------------------   -----   ------   -----   ------
   years but less than
   26 years
Equal to or greater      10.00%   11.00%  11.00%   12.00%
   than 26 years but
   less than 27 years
Equal to or greater      10.00%   11.00%  11.00%   12.00%
   than 27 years but
   less than 28 years
Equal to or greater      10.00%   11.00%  11.00%   12.00%
   than 28 years but
   less than 29 years
Equal to or greater      10.00%   11.00%  11.00%   12.00%
   than 29 years but
   less than 30 years
Equal to 30 years        10.00%   11.00%  11.00%   12.00%